UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 4, 2009

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On February 3, 2009, Cummins Inc. (“Cummins,” “the Company,” “our,” or “we”)  issued the attached press release reporting its financial results for the fourth quarter of 2008.  A copy of Cummins’ press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated February 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2009

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Three months ended
	December 31,	September 28,	December 31,
	2008	2008	2007
	in millions (except per share amounts)
NET SALES	$3,288	$3,693	$3,516
Cost of sales	2,672	2,873	2,834
GROSS MARGIN	616	820	682

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	350	388	359
Research, development and engineering expenses	102	113	93
Equity, royalty and interest income from investees (Note 1)	51	66	59
Restructuring charges (Note 2)	37	—	—
Other operating (expense) income, net	(3)	(2)	13

OPERATING INCOME	175	383	302

Interest income	4	4	9
Interest expense	9	10	14
Other (expense) income, net (Note 3)	(50)	(7)	13
INCOME BEFORE INCOME TAXES AND MINORITY INTERESTS	120	370	310

Income tax expense (Note 4)	15	123	97
Minority interests in income of consolidated subsidiaries	16	18	15
NET INCOME	$89	$229	$198

EARNINGS PER COMMON SHARE
Basic	$0.46	$1.18	$1.01
Diluted	$0.45	$1.17	$1.00

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	194.7	194.9	195.7
Diluted	196.6	196.5	197.5

Cash dividends declared per share	$0.175	$0.175	$0.125

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	For the years ended
	December 31,	December 31,
	2008	2007
	in millions (except per share amounts)
NET SALES	$14,342	$13,048
Cost of sales	11,320	10,492
GROSS MARGIN	3,022	2,556

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,459	1,296
Research, development and engineering expenses	422	329
Equity, royalty and interest income from investees (Note 1)	253	205
Restructuring charges (Note 2)	37	—
Other operating (expense) income, net	(12)	22

OPERATING INCOME	1,345	1,158

Interest income	18	36
Interest expense	42	58
Other (expense) income, net (Note 3)	(70)	33
INCOME BEFORE INCOME TAXES AND MINORITY INTERESTS	1,251	1,169

Income tax expense (Note 4)	387	381
Minority interests in income of consolidated subsidiaries	63	49
NET INCOME	$801	$739

EARNINGS PER COMMON SHARE
Basic	$4.11	$3.72
Diluted	$4.08	$3.70

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	195.0	198.4
Diluted	196.5	199.9

Cash dividends declared per share	$0.60	$0.43

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (a)

	December 31,	December 31,
	2008	2007
	in millions (except par value)
ASSETS
Current assets
Cash and cash equivalents	$426	$577
Marketable securities	77	120
Accounts and notes receivable, net	1,782	1,998
Inventories	1,783	1,692
Other current assets	639	428
Total current assets	4,707	4,815
Long-term assets
Property, plant and equipment, net	1,841	1,645
Investments and advances related to equity method investees	588	514
Goodwill and other intangible assets, net	585	538
Other assets	770	683
Total assets	$8,491	$8,195
LIABILITIES
Current liabilities
Short-term borrowings	$69	$119
Accounts payable (principally trade)	1,009	1,263
Accrued expenses	1,486	1,329
Total current liabilities	2,564	2,711
Long-term liabilities
Long-term debt	629	555
Other liabilities	1,771	1,227
Total liabilities	4,964	4,493
MINORITY INTERESTS	250	293
SHAREHOLDERS’ EQUITY
Common stock, $2.50 par value, 500 and 300 shares authorized, 221.7 and 220.4 shares issued	554	551
Additional paid-in capital	1,240	1,168
Retained earnings	3,334	2,660
Treasury stock, at cost, 20.4 and 18.2 shares	(715)	(593)
Common stock held by employee benefits trust, at cost, 5.1 and 6.5 shares	(61)	(79)
Unearned compensation	(5)	(11)
Accumulated other comprehensive loss	(1,070)	(287)
Total shareholders’ equity	3,277	3,409
Total liabilities, minority interests and shareholders’ equity	$8,491	$8,195

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (a)

	For the years ended
	December 31,	December 31,
	2008	2007
	in millions
NET CASH PROVIDED BY OPERATING ACTIVITIES (Note 5)	$987	$810
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(543)	(353)
Investments in internal use software	(82)	(67)
Investments in and advances to equity investees	(89)	(66)
Acquisition of businesses, net of cash acquired	(142)	(20)
Proceeds from the sale of an equity investment	64	35
Investments in marketable securities—acquisitions	(390)	(405)
Investments in marketable securities—liquidations	409	395
Purchases of other investments	(62)	(57)
Other, net	(13)	23
Net cash used in investing activities	(848)	(515)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	76	15
Payments on borrowings and capital lease obligations	(152)	(144)
Dividend payments on common stock	(122)	(89)
Proceeds from sale of common stock held by employee benefit trust	63	14
Repurchases of common stock	(128)	(335)
Other, net	26	(37)
Net cash used in financing activities	(237)	(576)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(53)	18
Net decrease in cash and cash equivalents	(151)	(263)
Cash and cash equivalents at beginning of year	577	840
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$426	$577

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

	Engine	Power Generation	Components	Distribution	Non-segment items (1)	Total
	in millions
Three months ended December 31, 2008
External sales	$1,590	$675	$468	$555	$—	$3,288
Intersegment sales	346	212	208	2	(768)	—
Total sales	1,936	887	676	557	(768)	3,288
Depreciation and amortization(2)	47	10	16	8	―	81
Research, development and engineering expense	71	10	21	―	―	102
Equity, royalty and interest income from investees	8	6	4	33	—	51
Restructuring charges	―	―	―	―	37	37
Interest income	3	―	―	1	—	4
Segment EBIT	25	75	2	64	(37)	129

Three months ended September 28, 2008
External sales	$1,927	$653	$535	$578	$—	$3,693
Intersegment sales	352	235	266	3	(856)	—
Total sales	2,279	888	801	581	(856)	3,693
Depreciation and amortization(2)	43	9	16	6	—	74
Research, development and engineering expense	75	11	27	—	—	113
Equity, royalty and interest income from investees	26	6	3	31	—	66
Interest income	2	1	1	—	—	4
Segment EBIT	160	108	61	61	(10)	380

Three months ended December 31, 2007
External sales	$1,862	$645	$542	$467	$—	$3,516
Intersegment sales	293	195	235	1	(724)	—
Total sales	2,155	840	777	468	(724)	3,516
Depreciation and amortization(2)	44	11	16	3	―	74
Research, development and engineering expense	63	9	21	―	―	93
Equity, royalty and interest income from investees	26	5	3	25	—	59
Interest income	6	2	1	—	—	9
Segment EBIT	120	86	47	56	15	324

For the year ended December 31, 2008
External sales	$7,432	$2,601	$2,154	$2,155	$—	$14,342
Intersegment sales	1,378	899	998	9	(3,284)	—
Total sales	8,810	3,500	3,152	2,164	(3,284)	14,342
Depreciation and amortization(2)	180	41	65	25	―	311
Research, development and engineering expense	286	41	95	―	―	422
Equity, royalty and interest income from investees	99	23	14	117	—	253
Restructuring charges	―	―	―	―	37	37
Interest income	10	3	3	2	—	18
Segment EBIT	600	376	177	242	(102)	1,293

For the year ended December 31, 2007
External sales	$7,129	$2,375	$2,007	$1,537	$—	$13,048
Intersegment sales	1,053	685	925	3	(2,666)	—
Total sales	8,182	3,060	2,932	1,540	(2,666)	13,048
Depreciation and amortization(2)	176	42	59	11	―	288
Research, development and engineering expense	222	34	73	―	―	329
Equity, royalty and interest income from investees	92	17	4	92	—	205
Interest income	26	6	3	1	—	36
Segment EBIT	589	334	153	187	(36)	1,227

(1) Includes intercompany eliminations and unallocated corporate expenses. For the three months ended and the year ended December 31, 2008, Non-segment includes a $36 million decrease in cash surrender value in corporate owned life insurance (COLI).

 (2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as Interest expense.

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Financial Statements is shown in the table below:

	Three months ended			For the years ended
	December 31,	September 28,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007
	in millions
Segment EBIT	$129	$380	$324	$1,293	$1,227
Less:
Interest expense	9	10	14	42	58
Income before income taxes and minority interests	$120	$370	$310	$1,251	$1,169

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

 Earnings before interest, taxes and minority interests (EBIT)

We define EBIT as earnings before interest expense, income tax expense and minority interests in income of consolidated subsidiaries.  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to our consolidated net income, for each of the applicable periods:

	Three Months Ended			For the years ended
	December 31,	September 28,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007
	in millions
Earnings before interest, income taxes and minority interests	$129	$380	$324	$1,293	$1,227

EBIT as a percentage of net sales	3.9%	10.3%	9.2%	9.0%	9.4%

Less:
Interest expense	9	10	14	42	58
Income tax expense	15	123	97	387	381
Minority interests in income of consolidated subsidiaries	16	18	15	63	49
Net income	$89	$229	$198	$801	$739

Net income as a percentage of net sales	2.7%	6.2%	5.6%	5.6%	5.7%

We believe EBIT is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to financing methods, capital structure or income taxes.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies.  It should be considered supplemental data.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income was as follows:

	Three months ended			For the years ended
	December 31,	September 28,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007
	in millions
North American distributors	$28	$26	$24	$100	$83
Dongfeng Cummins Engine Company, Ltd.	5	16	12	55	41
Chongqing Cummins Engine Company, Ltd.	7	9	7	30	22
Shanghai Fleetguard Filter Co. Ltd.	1	2	2	8	6
Tata Cummins Ltd.	―	―	4	7	13
Cummins MerCruiser Diesel Marine LLC	(2)	(1)	2	3	11
All others	6	9	4	28	16
Cummins share of net income	45	61	55	231	192
Royalty and interest income	6	5	4	22	13
Equity, royalty and interest income from investees	$51	$66	$59	$253	$205

NOTE 2.  RESTRUCTURING CHARGES

We have executed restructuring actions primarily in the form of voluntary and involuntary separation programs in the fourth quarter of 2008. These actions were in response to the continued deterioration we saw in our U.S. businesses and most key markets around the world in the second half of 2008, as well as a reduction in orders in most U.S. and global markets for 2009.  We reduced our worldwide professional workforce by approximately 650 employees. We offered a voluntary retirement package to certain active professional employees in the United States based on a clearly defined set of criteria. We also took involuntary actions which included certain hourly employees. The compensation packages contained salary and continuation of benefits, including health care, life insurance and outplacement services. The voluntary retirement package was accepted by approximately 150 employees. The remaining reductions of approximately 500 employees were involuntary. The expenses recorded during the year ended December 31, 2008 included severance costs related to both voluntary and involuntary terminations. During 2008, we incurred total pretax expenses related to the restructuring initiative of approximately $37 million.

Employee termination and severance costs were recorded based on approved plans developed by the businesses and corporate management which specified positions to be eliminated, benefits to be paid under existing severance plans or statutory requirements and the expected timetable for completion of the plan.  Estimates of restructuring were made based on information available at the time charges were recorded.  Due to the inherent uncertainty involved, actual amounts paid for such activities may differ from amounts initially recorded and we may need to revise previous estimates.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 3.  OTHER (EXPENSE) INCOME

Other (expense) income included the following:

	Three months ended			For the years ended
	December 31,	September 28,	December 31,	December 31,	December 31,
	2008	2008	2007	2008	2007
	in millions
Other (expense) income:
Change in cash surrender value of corporate owned life insurance	$(36)	$ ―	$ ―	$(36)	$ ―
Foreign currency (losses) gains	(23)	(10)	12	(46)	28
Other, net	9	3	1	12	5
Total other (expense) income, net	$(50)	$(7)	$13	$(70)	$33

NOTE 4.  INCOME TAXES

Our effective tax rate in the fourth quarter of 2008 was 12.5 percent compared to 31.3 percent for 2007.  The decrease is primarily due to greater foreign earnings in 2008, which are subject to lower tax rates. The fourth quarter effective tax rate also includes a $10 million (0.8 percent) reduction due to the legislative reinstatement of the U.S. research tax credit. The full-year 2008 effective tax rate was 30.9 percent and we expect our full-year 2009 effective tax rate to be sustained at approximately 31 percent.

NOTE 5.  DEPRECIATION AND AMORTIZATION

Depreciation and amortization expense included in operating activities of the Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2008 and 2007 was $314 million and $290 million, respectively.